October 12, 2023

DCM/INNOVA HIGH EQUITY INCOME INNOVATION Fund

A series of Centaur Mutual Funds Trust

Supplement to the Summary Prospectus, Statutory Prospectus and the Statement of Additional Information, each dated July 14, 2023

This supplement updates certain information in the summary Prospectus, statutory Prospectus and Statement of Additional Information each dated July 14, 2023, and each as supplemented, for the DCM/INNOVA High Equity Income Innovation Fund (the “Fund”), a series of the Centaur Mutual Funds Trust (the “Trust”).

Anticipated Request to Approve a Sub-Advisory Arrangement

The Board of Trustees of the Trust has approved USCA Asset Management, LLC (“USCA”) to serve as sub-advisor to the Fund pursuant to an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) between DCM Advisors, LLC (the “DCM”), USCA and the Trust, on behalf of the Fund, subject to approval by the Fund’s shareholders. USCA currently serves as sub-advisor to the Ziegler FAMCO Hedge Equity Fund (the “Ziegler Fund”). The shareholders of the Ziegler Fund are currently being asked to approve a plan of reorganization under which the Ziegler Fund will be reorganized into the Fund (the “Transaction”). If the Transaction is approved by shareholders of the Ziegler Fund and closes, it is expected there will be a special meeting of the Fund’s shareholders (the “Special Shareholder Meeting”) at which the Fund’s shareholders will be asked to consider the approval of the Sub-Advisory Agreement.

The Fund’s investment objective and principal investment strategies are not changing. Neither the Transaction nor the approval of the Sub-Advisory Agreement will change the Fund’s investment objective or principal investment strategies. DCM, the existing investment advisor to the Fund, will remain investment advisor to the Fund, however, if the Sub-Advisory Agreement is approved by the Fund’s shareholders, USCA will become the sub-advisor to the Fund. In addition, it is anticipated that Davis Rushing and Kelly Rushing, each a portfolio manager at USCA, will become the Fund’s portfolio managers and replace Dr. Vijay Chopra and Marc Rapport, the Fund’s current portfolio managers. Davis Rushing and Kelly Rushing currently serve as portfolio managers to the Ziegler Fund.

The Transaction, if approved by shareholders of the Ziegler Fund, is expected to close in late September, subject to customary closing conditions. The Special Shareholder Meeting is expected to take place on or around September 26, 2023 If the Transaction does not close or the Sub-Advisory Agreement is not approved by the Fund’s shareholders, DCM will continue to serve as investment advisor to the Fund and Dr. Vijay Chopra and Marc Rappaport will continue to serve as the Fund’s portfolio managers.

More detailed information regarding USCA, the Sub-Advisory Agreement, Davis Rushing and Kelly Rushing, and the proposal to be voted upon at the Special Shareholder Meeting will be provided in a proxy statement to be disseminated in connection with the Special Shareholder Meeting. When you receive your proxy statement, please review it carefully and cast your vote. This supplement is not a proxy and is not soliciting votes, which can only be done by means of a proxy statement.

For further information, please contact the Fund toll-free at 1-888-484-5766. You may also obtain additional copies of the Fund’s summary Prospectus, statutory Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at http://www.dcmadvisors.com.

Investors Should Retain this Supplement for Future Reference